Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 10 Copyright © 2001-2023 FactSet CallStreet, LLC 06-Jun-2023 Chico’s FAS, Inc. (CHS) Q1 2023 Earnings Call Exhibit 99.1

Chico’s FAS, Inc. (CHS) Q1 2023 Earnings Call Corrected Transcript 06-Jun-2023 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2023 FactSet CallStreet, LLC CORPORATE PARTICIPANTS Julie Crandall MacMedan Head-Investor Relations, Chico's FAS, Inc. Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. ... OTHER PARTICIPANTS Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Jeff Lick Analyst, B. Riley Securities, Inc. ... MANAGEMENT DISCUSSION SECTION Operator: Welcome to the Chico's FAS First Quarter 2023 Conference Call and Webcast. All participants will be in listen-only mode. Please note this call is being recorded. I would now like to turn the call over to the company's Head of Investor Relations, Julie MacMedan. Ms. MacMedan, please go ahead. ... Julie Crandall MacMedan Head-Investor Relations, Chico's FAS, Inc. Good morning, and welcome to the Chico's FAS first quarter 2023 conference call and webcast. For reference, our earnings release can be found on our website at www.chicosfas.com under Press Releases on the Investor Relations page. Today's comments will include forward-looking statements regarding our current expectations, assumptions, plans, estimates, judgments, and projections about our business and our industry, which speak only as of today's date. You should not unduly rely on these statements. Important factors that could cause actual results or events to differ materially from those projected or implied by our forward-looking statements are included in today's earnings release, our SEC filings, and the comments made on this call. We disclaim any obligation to update or revise any information discussed on this call, except as may be otherwise required by law. Certain non-GAAP measures may be referenced on today's call. A GAAP to non-GAAP reconciliation schedule is included in our earnings presentation posted this morning on the Chico's FAS Investor Relations page. Now, I'll turn the call over to our CEO and President, Molly Langenstein. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. Thank you, Julie, and good morning, everyone. We delivered another outstanding quarter of operating income and earnings performance, demonstrating solid execution and underscoring our commitment to our four strategic pillars of being customer led, product obsessed, digital first, and operationally excellent. First quarter earnings per

Chico’s FAS, Inc. (CHS) Q1 2023 Earnings Call Corrected Transcript 06-Jun-2023 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2023 FactSet CallStreet, LLC share exceeded last year and our outlook, driven by gross margin performance and disciplined expense management. For all three brands, full-priced sales remained healthy, spend per customer and average unit retail was up year-over-year, and we gained market share. Chico's, our largest brand, celebrating its 40th anniversary, demonstrated outstanding performance, posting comparable sales growth of 4.9% on top of 52% last year. We believe Chico's is positioned for continued outsized growth. Soma sales trends continued to improve from prior quarters, while White House Black Market sales declined as we quickly sold through fashion inventories due to strong customer demand. Let me cover some highlights for the quarter. We delivered another quarter of meaningful gross margin expansion, which led to strong operating income and bottom line results. Operating income grew to 10% of net sales, improving 160 basis points over last year and diluted EPS increased 14% over last year to $0.32. Our powerful portfolio together delivered total sales of $535 million and a two-year stacked comparable sales increase of 40%. Our largest brand, Chico's, led the way, as customers responded to innovation and solution-oriented products, building complete outfits. Soma has had four quarters of sequential year-over-year improvement in comparable sales performance, with the first quarter improving 250 basis points over last year's fourth quarter. Innovation and discipline drove double-digit AUR and profitability growth over last year's first quarter. Our best-in- class bra and panty offerings continued to outperform to last year, indicating the overall long-term power and strength of the brand. White House Black Market comparable sales fell 8% and were up 57% on a two-year stacked basis. Customers responded to our newness in fabric, innovation, and fashion, building complete outfits, quickly selling down our fashion inventory levels during the quarter. We expect to have more inventory in line with demand by early fall, which should drive a back half trend change. Our brands continued to take market share. According to Circana, during the last 12 months, Chico's was the fastest-growing apparel brand for customers over 45 with household income over $100,000, and White House Black Market gained share in this key market as well. During the same period, Soma gained market share with customers over 35 with household income over $100,000. Innovative products, targeted marketing, and our impactful loyalty programs drove more customers to our brands. Over the prior 12 months, multi-channel customer count and spend per customer were up mid-single digits and total customer count was up, indicating the long-term opportunity for each brand. This same innovation and marketing has meaningfully increased spend per customer across all brands since 2019, demonstrating the quality and health of our customer file, a customer that is focused on fashion and newness rather than pricing and value. We ended the quarter with customer-facing inventory up 1%, well positioned entering the second quarter. We further strengthened our balance sheet, ending the quarter with $131 million in cash after repaying $25 million of debt and returning nearly $20 million to shareholders through share repurchases. Let me give you a brief update on how each of our strategic pillars drove first quarter results. We are customer-led, connecting with our customers and driving long-term growth through three powerful platforms. Our physical stores are community centers where our stylists and bra experts showcase our products, and they share their knowledge and enthusiasm, driving sales and brand loyalty. Digital is the hub for our product offerings and often the first impression of our brands, and our social stylists can expertly connect customers to our brands and drive growth within both channels. For the 12 months ended with the first quarter, customer count grew 2%, spend per customer was up 7%, and the multi-channel customer count grew 6%, demonstrating the overall health of our brand. We also have a significant number of customers within our reactivated file that have not shopped with us for 36 months that are coming back to each of our brands. This means more demand in the pipeline and a very captive customer segment for us to engage with.

Chico’s FAS, Inc. (CHS) Q1 2023 Earnings Call Corrected Transcript 06-Jun-2023 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2023 FactSet CallStreet, LLC Our loyalty programs, relaunched last summer, continue to exceed expectations in customer sentiment and redemption rates. We are product-obsessed, focused on delivering elevated best-in-class merchandise to our Chico's, White House Black Market, and Soma customers, offering a continual pipeline of innovation and beautiful solutions that inspire confidence and joy. All of this is delivering more full-priced selling, lower promotional activity, bigger basket sizes, and higher AURs. At all three brands, customers continue to respond to our elevated fashion and solution-oriented product, demonstrating that product enhancements and innovation are moving the brands forward. Customers appreciate higher quality and they are receptive to paying for value and solutions. At Chico's, we are attracting new customers and driving revenue increases through newness with fit, comfort, and solutions. Customers responded to our product innovation in fashion, including dresses, new proportions in bottoms and tops, and our expanded Travelers and Zenergy collections. She focused on completing her head-to-toe looks with easy care, wrinkle-free, climate-right fabrics. At White House Black Market, customers responded to newness in casual suiting; new proportions in bottoms; and fluid, easy fabric in both jackets and bottoms, paired with layering tops for a polished look. Our customers responded favorably to our fashion offerings, so well in fact we sold through much of our fashion inventory during the quarter. We are enhancing our fashion offerings with the goal to complete the rebalance by the second half of the year. At Soma, customers responded to our expanded bra and panty assortment, including the launch of unlined and stretch lace bras and panties, and our expanded Bodify and Vanishing collections that included a wider range of bra and cup sizes. This newness drove sales in these categories ahead of last year. While sales of sleepwear declined due to lower levels of markdown inventory, we significantly had healthier margins at Soma this year. We are digital-first, leveraging technology to engage and deliver to our customers across channels and brands. For the last 12 months, digital sales represented 41% of total company revenues. Over the trailing 12 months, total customer count was up 2%. Chico's was up 6%, White House Black Market was up 4% and Soma was down 3%. The new customers we are attracting to our brands are younger than existing customers by 10 years at Chico's, two years at White House Black Market and three years at Soma. Each digital touch point, including our customized digital styling tools, MY CLOSET and StyleConnect and our mobile app, inspires the customer to find solutions and build her wardrobe across brands. We continue to leverage our digital tools to drive customer engagement, enhance our loyalty programs and grow multichannel customers who spend more than three times the single-channel customer. We continue to enhance areas such as digital marketing, attribution and search, personalization and order management. This will allow us to better serve our customers by customizing product recommendations, enhancing our digital user experience and providing best-in-class customer service. And finally, we are operationally excellent, constantly focusing on diligently managing our inventory, cost of sales, supply chain, expenses and real estate, generating healthy cash flow and delivering a strong bottom line. For the quarter, we had outstanding gross margin performance driven by lower freight and higher AURs, and we continually work to drive efficiencies and reduce expenses in our sourcing, logistics and operational areas. Now, I'll turn the call over to PJ to update you on our financial performance. PJ? ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. Thank you, Molly, and good morning, everyone. We posted another great quarter, marked by solid overall top line performance and outstanding gross margin improvement, complemented by active expense management that demonstrates our flexibility to adapt to an uncertain operating environment and sales variability within our brand portfolio. For the quarter, we generated diluted EPS of $0.32 compared to $0.28 last year, a 14% increase over a very strong 2022. Sales of $535 million were down 1% from last year and down 0.6% on a comparable sales

Chico’s FAS, Inc. (CHS) Q1 2023 Earnings Call Corrected Transcript 06-Jun-2023 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2023 FactSet CallStreet, LLC basis. For the quarter, digital sales were up low-single digits and outpaced stores on very strong traffic. This performance indicates that all three of our brands remain healthy and in-demand for both existing and new customers. Starting in late March and continuing through the end of April, we did experience a decline in traffic and sales at our Chico's and White House Black Market outlet locations that cater to a more price-conscious customer, more sensitive to economic conditions. This did have a material impact on sales for the quarter. Traffic at our frontline stores was still strong but inconsistent and also had an impact for the quarter. However, the strength of our digital platform helped offset lower store sales. This further demonstrates the power of not only having a diversified brand portfolio but also having two strong channels that complement one another. We continue to see higher AUR across all three brands throughout the quarter which supported total sales and also offset lower store sales relative to digital. I would call out that we posted a 41% comparable sales increase in last year's first quarter, so our overall level of sales remained healthy. Looking at the brands, Chico's was the leading performer for the quarter, posting a 4.9% comparable sales increase. Soma posted a first quarter comparable sales decline of 2.5%, with the brand showing a continued comp sales trend improvement over the last four quarters. White House Black Market's comparable sales fell 8% due to selling-through fashion inventory faster than planned. Gross margin was 42.1% compared to 40% last year. The 210-basis point increase primarily reflected lower freight costs, higher AUR, and corporate expense savings partially offset by higher raw material and occupancy costs. Gross margin also benefited from a significant improvement at Soma where margin was up substantially over last year, another proof point that Soma is on an upward trend compared to last year. SG&A expenses totaled $172 million or 32.1% of sales compared to 31.6% in the prior year. Year-over-year SG&A dollar spend was essentially flat, resulting in modest deleverage of 50 basis points. We are disciplined and thoughtful in managing expenses and will remain lean while strategically investing in areas like marketing and store payroll to support customer growth, store productivity, and long-term top line growth. The current year SG&A rate was well below the low end of our outlook of 32.8%, helping to drive strong double-digit operating income and EPS growth. All three brands contributed to consolidated operating income of $53 million or 10% of sales, which represented 160 basis points of improvement over last year driven by continued gross margin expansion and expense control. We generated $63 million of EBITDA for the quarter, an 11% increase over last year, indicative of our ability to generate strong cash flow to support our strategic plan and ongoing investment in growth. Now, let's turn to our balance sheet and overall financial strength, which is rock-solid. Our cash position, total liquidity, and operating cash flow remain strong, providing us with flexibility to manage the business, make investments to further propel our growth, and return excess cash to shareholders. During the quarter, we repaid an additional $25 million of debt, reducing our balance by $75 million since the first quarter of last year. This brings our debt-to-EBITDA ratio on a trailing 12 month basis to just 0.2 times. In addition, we returned nearly $20 million to shareholders through share buybacks. After all this, we still ended the quarter with $131 million of cash and total liquidity of approximately $364 million, which includes capacity on our multi-year committed credit facility. At quarter end, customer-facing inventories were up 1%, generally pacing with sales. Inventories totaled $294 million compared to $326 million last year. The 10% decline primarily reflects a return to normalized supply chain conditions that resulted in significantly lower in-transit inventories. Now, let's shift our focus to real estate. In the first quarter, consistent with our strategy to optimize our portfolio, we closed seven stores, ending the quarter with 1,262 boutiques. Closing locations has been highly accretive to our P&L, and due to our strengthened financial

Chico’s FAS, Inc. (CHS) Q1 2023 Earnings Call Corrected Transcript 06-Jun-2023 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2023 FactSet CallStreet, LLC position, we've been able to negotiate longer-term new and renewed leases with more favorable terms in more desirable locations. We believe our fleet is right-sized and well positioned to deliver incremental growth and profitability going forward. We will continue to actively manage our portfolio to enhance overall store and company profitability. This year, we expect to upgrade approximately 60 Chico's boutiques and we may open up to 15 Soma boutiques if the right high-return opportunities develop. We have identified three stores so far and are actively looking for additional locations. Now, let me provide our updated outlook for fiscal 2023. On top of our 18% total company sales increase last year, we're planning for low-single digit top line growth for fiscal 2023. We expect digital traffic and sales to remain strong and have incorporated some additional risks in our outlet and frontline store channels based on recent traffic inconsistency. Looking at the brand portfolio, we expect continued strength from Chico's and continued improvement in Soma. However, we expect White House Black Market to be back on track in the second half of the year. White House Black Market sales were so exceptional in fiscal 2022 that we achieved our three-year revenue growth target for that brand in just one year, and we are recalibrating its long-term growth trajectory to meet the growing demand for the brand. We will continue to manage expense and expect cash flow to remain strong as we invest in our long-term growth plan. We will also make prudent investments in our business that will drive traffic, conversion, customer growth and revenues across all channels for many years to come. Our planned capital expenditures for fiscal 2023 are still expected to total between $80 million and 90 million, inclusive of cloud-based investments. As our cash flow and EBITDA remains very strong, we expect our financial position to only strengthen from here. In addition to funding strategic investments, cash flow will allow us to navigate any economic shock that may arise over the coming quarters. So, for the second quarter, we expect total sales of $545 million to $565 million, gross margin rate to be in the 39% to 39.5% range, SG&A rate to be in the 30.5% to 31% range, an effective tax rate of approximately 28% to 29%, and diluted EPS of $0.25 to $0.30 per share For the full year, which has 53 weeks, we now expect total sales of $2.18 billion to $2.20 billion, gross margin rate to be in the 38.4% to 38.8% range, SG&A rate to be in the 32.6% to 33%, an effective tax rate of approximately 26%, and diluted EPS of $0.70 to $0.82 per share. Looking ahead, we remain cautiously optimistic on customer demand and our ability to react in this dynamic environment, further supported by a strong balance sheet. We're managing lean inventories and progressing on our key strategic initiatives and investments in digital, technology, and stores to deliver both top line and bottom line growth over the long term. We look forward to keeping you posted on our progress. Now, I'll turn the call back over to the operator. Operator?

Chico’s FAS, Inc. (CHS) Q1 2023 Earnings Call Corrected Transcript 06-Jun-2023 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2023 FactSet CallStreet, LLC QUESTION AND ANSWER SECTION Operator: Thank you. At this time, we'll be happy to take your questions. [Operator Instructions] Our first question comes from Dana Telsey from the Telsey Group. Please go ahead. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Hi, good morning, everyone. Nice to see the progress in the Chico's brand. Can you give any comments or color on the overall state of the consumer by brand, what you're seeing, how promotional levels are, and exiting the quarter into the second quarter, how you're planning for each brand? And on the inventory side, given the solid reception of fashion, what percentage of the assortment do you expect to be fashion going forward and how does that impact the margins? Thank you. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Thank you, Dana. Make sure that I got all three of these, I'm going to start with just reiterating that we had an outstanding quarter for all three brands. Full-priced sales were healthy, our AUR was up in all three brands and we gained market share in each one of our brands, proof points that our strategy is working. What we're seeing in the customer right now is very positive. When you look at the running 12-month basis for the first quarter, our total customer count was up 2%, our spend per customer increased 7% and our multi-channel customer count grew by 6% with their spend being up nearly 7%. And this grew in Chico's by 6%, White House by 4% and even though the Soma customer count was down by 3%, we look at this as a positive because we were less promotional in the brand for the quarter, and that last year drove one and done customers that did not stay with the brand. So overall, our customer file is much healthier than it has been in the past. Another data point that I'd like to reference on the customer file when we dug into the spend per customer, when we look at each brand and every segment of customer that's coming to us over time, we are seeing that their spend per customer is growing year-over-year from first quarter 2019 to 2020 to 2021 to 2022 to 2023. So, the customer is buying full price and she is less dependent on promotionality, and we were less promotional in the quarter which is why we delivered such strong margins for the quarter. Your second question was about exiting the quarter and our plan in terms of – I think that was inventory. Is that what it was related to, Dana? ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Yes, exactly. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Okay. We're confident in our inventory position. We do not believe we have any liability in our inventories. Our inventory is up 1% customer-facing, are very lean on top of last year's very lean. We have the appropriate amount of basics in all three brands to be able to manage the continued profitability and health of the three brands. And where we have an opportunity is to continue to add more fashion to the assortments, in particular into the White House brand and then more opportunity in sleepwear in Soma. When you break that down, which was your third question about the fashion percent assortment and where that's going to be as we move forward, our customer in

Chico’s FAS, Inc. (CHS) Q1 2023 Earnings Call Corrected Transcript 06-Jun-2023 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2023 FactSet CallStreet, LLC both apparel brands buys complete outfits, so we need the core stability of the basics and the inventory position that we have in basics to fuel the fashion that complements that for her to complete the outfit. That's where we see opportunity in White House in particular and we believe that will be corrected and rebalanced starting in the back half of this year. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Thank you. ... Operator: Your next question comes from Jeff Lick from B. Riley Financial. Please go ahead. ... Jeff Lick Analyst, B. Riley Securities, Inc. Q Hi, guys. Great quarter. I was wondering on gross margin. I know you don't endorse this statistic, but I'm just looking at your – when I kind of back into your gross – your merchandise margin [indiscernible] (00:26:30) over 2019, and it looks like, give or take, you're probably 1,000 basis points better than that in Q1 than you were in 2019. I was wondering if you can just kind of speak to – yeah, as we flow through the rest of the year, the sustainability of that and how you're thinking about gross margin. ... Patrick J. Guido Executive Vice President & Chief Financial Officer, Chico's FAS, Inc. A Yeah, Jeff. Hey, it's PJ. I'll take that one. So, first off, the gross margin is up on strong fundamentals. And specifically in Q1, we saw over a 200-basis point benefit on higher AUR, and that is our algorithm going forward to ensure that AUR always outpaces average unit cost. And so, healthy growth in AUR in Q1 and, again, we expect to continue to keep AUR elevated going forward. We also have seen higher raw material cost that has been embedded in gross margin for a while. Now, I will say that inbound freight costs which have come down have more than offset that, and we also expect that relationship to continue for the remainder of the year, so higher raw material costs offset by lower freight costs. And then the balance is just good expense management, so leveraging our cost structure that's embedded in gross margin, and we generated over 40 basis points of leverage in Q1 on corporate expense. So, those are the puts and takes. But over the long-term, we're really focused on growing that AUR. We're also focused on store productivity and leveraging occupancy cost, which is also a big reason why our gross margin is up since 2019. ... Jeff Lick Analyst, B. Riley Securities, Inc. Q And just a quick follow-up, if I may, on Soma. Molly, obviously, Soma was the one brand I think that probably had the most pandemic noise in it the last few years. So much of kind of the sizzle to the Chico's story is embedded in Soma. I'm just kind of curious if you could kind of give me your thoughts as you look at Soma as to why you're optimistic in some of the data, if you can maybe elaborate a little more. I know you gave some of that in the script, but maybe just a little more if you could elaborate. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A

Chico’s FAS, Inc. (CHS) Q1 2023 Earnings Call Corrected Transcript 06-Jun-2023 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2023 FactSet CallStreet, LLC Absolutely, Jeff. We are encouraged by the trend at Soma and we look forward to that continued improvement as we move through the balance of this year, and we do expect the brand to turn positive for the full year. We remain bullish on our long-term opportunities for Soma because this segment of the market is not crowded. And there is a lot of white space for us to be able to go out and capture. And when you look at our performance, consistently each quarter we have gained market share in the core components of bras and panties. So, this is to me a big indicator of the long-term health of the brand. That is where you get repeat customers, you get the loyalty of consumers into the brand and we have been fueling our pipeline of innovation so that there is constantly newness that we are putting in front of the consumers. And this quarter, we had new online bras in stretch lace, we also had expanded band and cup sizes in our Bodify franchise and in our Vanishing collection. So, you will continue to see us fuel that innovation pipeline and continue to be on the journey of expanding our bra and panty menu which is so important to us and growing that customer file and that repeat consumer. The other thing that gives us total confidence, Jeff, is that in a highly promotional environment that exists out there in this segment of the business, we were able to have a very significant gross margin and AUR improvement by being very very lean on promotion compared to last year. So, the overall health and profitability of the brand is in a very good situation for us to be able to pivot to growth. ... Jeff Lick Analyst, B. Riley Securities, Inc. Q Awesome. Thank you very much. ... Operator: This concludes our question-and-answer session. I would like to turn the conference back over to Molly Langenstein for any closing remarks. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. Thank you. Before I close, I want to note we're very pleased to welcome Julie MacMedan to our team as our new Head of Investor Relations. She comes to us with a wealth of IR experience within the retail sector, and we know the analyst and investor community will enjoy engaging with her. We have a great story to tell at Chico's and Julie will be instrumental to helping us amplify it. So, welcome Julie. Our team has transformed the company into a customer-led, product-obsessed, digital-first, operationally excellent organization with three powerful brands that we believe have a clear path for profitable growth. We are confident in our ability to further enhance our operating performance, strengthen our balance sheet and generate meaningful shareholder value over the long term. Thank you for your interest and time. We look forward to speaking with you again during our second quarter conference call. ... Operator: The conference has now concluded. Thank you for attending today's presentation. You may now disconnect.

Chico's FAS, Inc. (CHS)
Q1 2023 Earnings Call

Corrected Transcript
06-Jun-2023

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